UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Secure Computing Corporation

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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© 2007 McAfee, Inc.
McAfee to Acquire Secure Computing
Dave DeWalt
CEO & President, McAfee
Dan Ryan,
CEO & President, Secure Computing
This filing consists of the PowerPoint presentation from the September 23, 2008 conference call.

Cautionary Statement
This discussion may contain forward-looking statements. These statements include, among others, those regarding our future investments in complementary businesses, products and technologies, our expectation that our financial results will continue to fluctuate, our expectation that international revenue will remain a significant percentage of our net revenue, our expectation that both product and pricing competition will increase, our expectation that product-related expenses will increase, our expectations about future sales to our top ten distributors and our sales efforts through the channel and other partners, the expected geographic composition of our future revenue, our expected future revenue mix, our expected revenue realization rates, the anticipated future trend of specific categories of expenses, the expected future impact related to change in senior management, our expected benefits from acquisitions and strategic relationships or partnerships or our expected future growth from those acquisitions, relationships or partnerships, stock-based compensation expense, our expected settlement of pending federal and state stockholder derivative lawsuits, our use of cash for acquisitions, our expected ability to meet our obligations through available cash and internally-generated funds, our expectation of generating positive working capital through operations, our expectations regarding growth opportunities, our expected continuing investment in our global systems and infrastructure and our belief as to working capital being sufficient to meet our cash requirements in future periods.
Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties. In addition, we may not achieve our planned revenue realization rates, succeed in our efforts to grow the business, combat effectively the security threats of the future, build upon our technology leadership, leverage our relationships and opportunities to the degree expected, or capture market share, benefit from our acquisitions and strategic relationships or partnerships or our partnership distribution model as anticipated, notwithstanding related commitment or related investment; our customers may not respond as favorably as anticipated to our product or technical support offerings, we may not satisfactorily anticipate or meet our customers’ needs or expectations, and the industry shift to security suites may not be adopted to the extent anticipated; our product and service offerings may not continue to interoperate effectively with newly-developed operating systems; we may not benefit from our investments in systems, personnel and infrastructure as anticipated; we may experience delays in product development or the release of previously-announced products; we may choose not to deliver a previously-announced product; we may experience delays or losses in revenue resulting from outages in the integrated systems on which we are highly dependent, and further risks may arise from our past stock option granting practices. In addition, a number of operational and other factors, from new product introductions, the mix of products and services sold, the size of deals closed in a quarter, the amount of revenue deferred in a quarter, the integration of acquired businesses, changes in senior management, the competition we face in the market, currency fluctuations, to the greater macroeconomic environment, to name a few, may cause our revenue, gross margins and operating results to fluctuate significantly from period to period.
We caution you that actual results may vary, perhaps materially, from the forward-looking statements referenced in this discussion. We encourage you to review the risk factors contained in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2007 and our quarterly report on Form 10-Q for the quarter ended June 30, 2008 for more detailed information on the risks and uncertainties related to McAfee and our business. We do not undertake to update any forward looking statements.

Worlds Largest Dedicated Security Company
• 21 year history
• Leading security research experts
• Recognized by top analysts, publications
• $1.3B+ cash, no debt, balanced revenue through multiple markets
Customer Leadership
• All market segments, from consumer to enterprise
• The top 10 of the Forbes Global 2000 use McAfee
• More than 125 million users
• Over 55 million enterprise endpoints managed and protected
• Shipped on 62 million mobile devices
• 125 million SiteAdvisor downloads
Global Presence
• Strong management team & 4,500+ dedicated employees
• Presence in 120 countries
• Development & research in 26 countries
• Anytime, anywhere, local language support
Award Winning Portfolio
• World class endpoint security, network security and risk & compliance solutions on multiple platforms, integrated in suites
• Portfolio-wide console management
• Third-party integration
• 315 patents & many more patents pending
• Win an award, or product review, every 11 days on average
9/23/2008

Market Leadership
• #1 in Web Security Appliances
• #2 in messaging security appliance
• #2 in URL seats
• 60% of Fortune 500; 56% of DJ Global 50; 70% of top 25 banks
Technology Leadership
• TrustedSource, real-time Internet reputation system for proactive security
• Most comprehensive, integrated application gateway security solution
• >150 patents pending or
granted
Scale and Financial Strength
• Annual run rate ~$300M
• Profitable
• 900+ Employees
• 2000+ global partners
• Solutions deployed in 106 countries
Singular Focus
• Comprehensive & integrated enterprise gateway security
• Network & application gateways, inbound & outbound
• One of the world’s largest independent security companies

With Secure Computing, McAfee Becomes one of the
Largest Network Security Vendors
• With $500M network security portfolio, McAfee
becomes one the largest network security players,
along with Cisco, Juniper, and Check Point
• Following closing, Secure Computing will become
part of McAfee’s Network Security Business Unit, to
be led by Dan Ryan, currently President & CEO of
Secure Computing
• Secure Computing brings 2,000+ network security
partners and 200+ person sales team specializing in
network security
• Network Security business unit is presented with
$10B+ market opportunity in ‘09
5
9/23/2008
“Secure Computing has a best of
breed security line up as
broad as Cisco.”
- Gartner Group

secure computing

Web Security
challengers
leaders
Blue Coat Systems
Secure Computing
IronPort Systems
Trend Micro
ScanSafe
McAfee
MessageLabs
Barracuda Networks
Aladdin Knowledge Systems
Finjan
M86 Networks
FaceTime Communications
ContentKeeper Technologies
CA
Webroot Software
8e6 Technologies
Cymphonix
Marshal
CP Secure
niche players
visionaries
completeness of vision
ability to execute

Email Security
challengers
leaders
Cisco/IronPort
Google/Postini
Symantec
MessageLabs
Proofpoint
Microsoft
Trend Micro
Barracuda Networks
McAfee
Websense
Secure Computing
Sophos
Borderware Technologies
Marshal
Webroot
SonicWALL
Messaging Architects
FireApp
niche players
visionaries
completeness of vision
ability to execute

McAfee

Network IPS
challengers
leaders
Cisco
TippingPoint
IBM
Sourcefire
McAfee
Juniper Networks
Top Layer Networks
Reflex Security
NitroSecurity
Radware
StillSecure
Enterasys
Check Point Software Technologies
niche players
visionaries
completeness of vision
ability to execute

Network DLP
challengers
leaders
Websense
Symantec
Vericept
RSA
Reconnex
Raytheon Oakley Systems
Verdasys
Trend Micro
McAfee
Code Green Networks
Proofpoint
Palisade Systems
Fidelis Security Systems
Workshare
GTB Technologies
niche players
visionaries
completeness of vision
ability to execute

McAfee

Protect what you value.

Secure Computing Strengthens McAfee’s Network Security Leadership

VMWARE CERTIFIED
VIRTUAL APPLIANCE

Protect what you value.

With Secure Computing, McAfee Offers Industry’s
Most Complete Network Security Solution
Flexible Delivery
Options
Industry’s Most Complete
Network Security Solution
Centrally
Managed &
Integrated
Best-of-
breed
Products
All-in-one,
easy-to-use
solutions
Solution for
Businesses of All Sizes
Appliance
SaaS Software
Virtual
Appliance
IPS
Data
Protection
NAC
Firewall
Web
Security
Email
Security
SMB
Enterprise

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2006
2007
2008
2009
2010
2011
2012
UTM
Firewall
Web Security
Messaging Security
NAC
Network IPS

McAfee
Protect what you value.

$10B+ Network Security Market Opportunity in ‘09 8 9/23/2008 Source: IDC, Infonetics $M

Solution

Components

ToPS Endpoint	ToPS Data	ToPS Network	ToPS R&C

McAfee
Protect what you value.

9
Industry’s Most Complete Solution Across Endpoint, Network, Data
and Risk & Compliance
Anti-virus
Anti-spyware
Host IPS
NAC
Desktop FW
Policy Auditor
Industry’s most
complete
endpoint
security solution
Full Disk encryption
File & Folder
encryption
Device Control
DLP Host
Network IPS
Web Security
Email Security
NAC
Vulnerability
Management
Policy Auditor
Remediation
Manager
Risk Analyzer
Industry’s most
complete data
security solution
Industry’s most
complete
network security
solution
Industry’s most
complete risk &
compliance
solution

With Secure Computing, McAfee offers Complete Life-
Cycle Management for Critical Content & Data
Internet
In-the-Cloud
Protection
Endpoint
Protection
•
Monitor
•
Filter
•
Protect
•
Encrypt
•
Discover
•
Classify
•
Monitor
•
Protect
•
Filter
•
Encrypt
•
Archive
•
Monitor
•
Filter
•
Protect
•
Archive
•
Encrypt
Comprehensive total protection strategy
Avert Labs
Network
Protection
IPS
Data
Protection
NAC
Firewall
Web
Security
Email
Security

General Messages
100 Billion per month
Enterprise Messages
10 Billion per month
Millions of
URLs per
month
Firewall
Web Messaging
Analytics
Engine
Reputation Score
Analyze
Behavior
• Volume
• Social network
• Persistence
• Longevity
Verify
Identities
• IP
• Domain
• URL
• Image
• Message
Data
Store
Collective
Threat
Intelligence
In the Cloud
SECURITY
TrustedSource Technology Extends McAfee’s
“In-the-Cloud” Security Intelligence
consumer
SMB
enterprise
Secure Computing
TrustedSource
Vulnerability
Research
Risk and
Compliance
HIPs
Malware
Research
SPAM
Research
SiteAdvisor
Artemis
McAfee Avert

- Fidelity Investments
- Wells Fargo
- Alliance
- VISA
- MCI
- Epiphany
- Deutsche Bank
- Bear Stearns
- Credit Suisse First Boston
- Banamex
- UTStarcom
- citigroup
- Magna
- JPMorgan
- River Stone
- Safeco
- KLA Tencor
- Barclays
- HSBC
- Pitney Bowes
- Aetna
- Ameriquest
- Hitachi Data Systems
- Prudential Financial
- Cincinnati Bell
- National Instruments
- usbank
- Allstate

- Kaiser Permanente
- Bristol-Myers Squibb
- American Cancer Society
- Yale New Haven Health
- TGH Tampa General Hospital
- UTMB
- DentaQuest
- Baptist Health Care
- HealthNet Plan
- Community
- The University of Texas MD Anderson Cancer Center
- Providence Health System
- Forest Laboratories, Inc.
- Pediatrix
- Moffitt
- BlueCross BlueShield of South Carolina

- U-Haul
- Embraer
- Sodexho
- Petco
- Raley's
- Century Theatres
- Bridgestone
- United
- EADS
- Boeing
- PepsiCo
- WM
- Schnucks
- GM
- Peterbilt
- Audi
- Lyondell
- Tyson
- Tyson Foods, Inc.
- Altria
- A.C. Moore
- Aerojet
- Sears
- Outback Steakhouse
- Largest Beverage Co
- Nissan
- The Gillette Company
- Wal-Mart

- U.S. Army
- The Pentagon
- U.S. Air Force
- Arizona
- CACI
- FDIC
- Los Alamos National Laboratory
- The City of Topeka
- Forsyth County
- Marines

- Vanderbilt University
- Lincoln University
- Brunel University
- BYU Idaho
- Texas State University
- Georgia Tech
- BYU
- Tennessee State University
- University of Idaho
- UAF Fairbanks
- Bucknell
- Cameron University
- UMDNJ
- Johns Hopkins University

McAfee

Protect what you value.

Secure Computing: 22,000+ Customers in 106 Countries
Secure Computing’s 22,000+ customers & 2,000 partners in 106 countries can rely upon McAfee as a single source for complete security portfolio spanning endpoint, network, data and risk & compliance offerings
60% Fortune 500
Penetration
Trusted by
Governments
Around the
World
Tremendous
Cross-sell
Opportunity
Public Sector
Public Sector
Retail, Services
Manufacturing Distribution
Retail, Services
Manufacturing Distribution
Healthcare and
Pharmaceuticals
Healthcare and
Pharmaceuticals
Financial Services
Financial Services
Misc. Verticals
Misc. Verticals Public Sector
Public Sector
Retail, Services
Manufacturing Distribution
Retail, Services
Manufacturing Distribution
Healthcare and
Pharmaceuticals
Healthcare and
Pharmaceuticals
Financial Services
Financial Services
Misc. Verticals
Misc. Verticals

IMPORTANT INFORMATION

Secure Computing Corporation (“Secure Computing”) intends to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant materials in connection with its proposed acquisition by McAfee, Inc. (“McAfee”). The proxy statement will be mailed to the stockholders of Secure Computing. Before making any voting or investment decision with respect to the transaction, investors and security holders of Secure Computing are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction, Secure Computing and McAfee. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC from Secure Computing’s investor relations website at www.securecomputing.com/invest.cfm or by writing its investor relations department at 55 Almaden Boulevard, Suite 500 San Jose, CA 95113.

INFORMATION REGARDING PARTICIPANTS

Secure Computing and its officers and directors may be deemed to be participants in the solicitation of proxies from Secure Computing’s stockholders with respect to the transaction. A description of any interests that these officers and directors have in the transaction will be available in the proxy statement. In addition, McAfee may be deemed to have participated in the solicitation of proxies from Secure Computing’s stockholders in favor of the approval of the Agreement and Plan of Merger. Information concerning McAfee’s directors and executive officers is set forth in McAfee’s proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on June 26, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to McAfee’s investor relations page on its corporate website at www.mcafee.com.